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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



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                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 20, 1998
                                                  ------------------



Indepro Property Fund I, L.P.
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(Exact name of registrant as specified in its charter)



Delaware                                  2-80756               51-0265801
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(State or other jurisdiction       (Commission File Number)   (IRS Employer
of incorporation of organization)                           Identification No.)


600 Dresher Road  Horsham, PA 19044
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(Address of principal executive offices)



Registrant's telephone number, including area code  215-956-0400
                                                   --------------



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          (Former name or former address, if changed since last report)
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                                Index to Form 8-K




                                                                   Page Number

    Item 2.  Acquisitions and Dispositions of Assets                    3

    Item 5.  Other Events                                               3

    General Information                                                 4

    Pro Forma Balance Sheet
      as of September 30, 1997                                          5

    Pro Forma Statement of Operations
      for the nine months ended September 30, 1997                      6

    Pro Forma Statement of Operations
      for the year ended December 31, 1996                              7

    Notes to Unaudited Pro Forma Balance Sheet
       and Statements of Operations                                     8

                 Item 2. Acquisitions or Dispositions of Assets


On January 20, 1998, Indepro Property Fund I, L.P. (the "Registrant") conveyed title to the Brunswick Hotel and Conference Center to L.A. Brunswick Associates, L.P. (the "Purchaser.") The Purchaser is a Pennsylvania limited partnership affiliated with GF Management, Inc., a Pennsylvania corporation, which owns and/or manages hotels and other real estate investments primarily in the greater Philadelphia area and which has no affiliation to the Registrant, the General Partner of the Registrant or Indepro Corp., the Advisor to the Registrant. The Brunswick Hotel and Conference Center (the "Hotel") is a 227 guest room hotel and an approximately 40,000 square foot office/conference center located on approximately 1 acre in Lancaster, Pennsylvania. The Registrant acquired the Brunswick Hotel and Conference Center on January 1, 1987 via transfer from the Penn Mutual Life Insurance Company with an appraised value of $6,650,000 at that date and no mortgage. During 1991, the Hotel obtained third party financing from the Bank of Lancaster County in the form of a promissory note to fund major renovations to the Hotel. Approximately $791,443 was advanced under the note from 1991 through 1993.

The total consideration received by the Registrant for the sale of the property was $4,715,000, which was negotiated at arm's length through a competitive bidding process. Relevant factors utilized in determining the adequacy of the consideration were the sale prices of comparable properties in the marketplace, the age and physical condition of the property sold, present and anticipated future market conditions for hotel properties in the Lancaster area, the duration of the Registrant's investment in the property, and the decision of the Office of Personnel Management and the Department of Defense, the two largest users of guest rooms at the hotel, not to extend their agreements with the Hotel beyond June 1998. After payment of the costs of sale of approximately $361,371 and the balance of the mortgage loan on the property of $381,472, the total net cash proceeds of $3,972,157 will be distributed to the General and Limited Partners of the Registrant.


                              Item 5. Other Events

The Brunswick Hotel and Conference Center was the last real property investment owned by the Registrant, and in accordance with the provisions of the limited partnership agreement, the Partnership terminates upon sale or disposition of all real property investments. The General Partner will be making a distribution of all remaining cash to the partners as well as payment of the guaranteed return of 8%. The General Partner will be implementing a dissolution of the Partnership once the liquor license which is held by Hotel Brunswick, Inc. (an entity whose stock is wholly-owned by the Registrant) is transferred to the new owner.

                    Unaudited Pro Forma Financial Statements


The following unaudited pro forma balance sheet as of September 30, 1997 sets forth the financial position of the Registrant under the assumption that the sale of the Brunswick Hotel and Conference Center occurred on September 30, 1997. The unaudited pro forma statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 sets forth the historical results of operations for the Registrant assuming that the sale of the Brunswick Hotel and Conference Center occurred at the beginning of the respective periods. It reflects only changes that would result in income from operations, and does not reflect the loss on the sale.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with their accompanying notes.

                          Indepro Property Fund I, L.P.
                      Consolidated Pro Forma Balance Sheet
                                   (Unaudited)
                            As of September 30, 1997

                                               Historical Data                          Pro Forma
                                             -------------------     --------------------------------------------
                                                                       Adjustments to           Indepro Property
                                                  Indepro              Historical Data            Fund I, L.P.
                                                  Property           for the sale of the          with Sale of
                                                Fund I, L.P.           Brunswick Hotel          Brunswick Hotel
                                                ------------         --------------------       -----------------
Assets

Investments in real estate at
   cost, net of accumulated
   depreciation and valuation
   allowance                                    $     4,599,666  a    $      (4,599,666)         $               --
Cash and cash equivalents                             1,250,512  b             4,335,999                  5,586,511
Accounts receivable net of
   allowance for doubtful accounts                      455,711  c             (453,088)                      2,623
Prepaid expenses and other assets net
of accumulated amortization                             114,550  d               (81,310)                    33,240
                                                ---------------       -------------------       -------------------
               Total assets                     $     6,420,439       $         (798,065)        $        5,622,374
                                                ===============       ==================         ==================


Liabilities and Partners' Capital

Notes payable                                  $        399,840  e    $        (399,840)         $               --
Accrued liabilities                                     223,750  f             (133,478)                     90,272
Advance deposits                                         18,710  g              (18,710)                         --
                                               ----------------       ------------------         ------------------
               Total Liabilities                        642,300                (552,028)                     90,272

Partners' Capital                                     5,778,139  h             (246,037)                  5,532,102
                                               ----------------       ------------------         ------------------
Total Liabilities and Partners'
               Capital                         $      6,420,439       $        (798,065)         $        5,622,374
                                               ================       ==================         ==================

                          Indepro Property Fund I, L.P.
                 Consolidated Pro Forma Statement of Operations
                                   (Unaudited)
                  For the nine months ended September 30, 1997

                                                 Historical Data                            Pro Forma
                                               --------------------       --------------------------------------------
                                                                            Adjustments to           Indepro Property
                                                      Indepro               Historical Data            Fund I, L.P.
                                                     Property               for Sale of the            with Sale of
                                                   Fund I, L.P.             Brunswick Hotel          Brunswick Hotel
                                                   ------------             ---------------          ----------------
Income

Hotel revenues                                   $    3,459,748  i           $   (3,459,748)          $           --
Hotel cost of revenues                                1,308,892  j               (1,308,892)                      --
                                                 --------------              ---------------          --------------
Gross profit from hotel operations                    2,150,856                  (2,150,856)                      --
Investment income                                        33,948  k                   (1,362)                  32,586
                                                 --------------              ---------------          --------------
               Total Income                           2,184,804                  (2,152,218)                  32,586
                                                 --------------              ---------------          --------------

Expenses

Property operating expenses                             802,246  l                 (802,246)                      --
Depreciation and amortization                             1,500  m                   (1,500)                      --
Real estate taxes                                       177,131  n                 (177,131)                      --
Administrative                                           27,166                          --                   27,166
Repairs and maintenance                                  71,455  o                  (71,455)                      --
Insurance                                                30,837  p                  (30,837)                      --
Provision for doubtful accounts                           4,124  q                   (4,124)                      --
Interest expense                                         27,120  r                  (27,120)                      --
Property valuation allowance                            965,000  s                 (965,000)
                                                 --------------              ---------------
                                                                                                                  --
               Total Expenses                         2,106,579                  (2,079,413)                  27,166
                                                 --------------              ---------------          --------------

Net income (loss)                                $       78,225              $      (72,805)          $        5,420
                                                 ==============              ===============          ==============

Net income per Limited
  Partnership interest outstanding               $            3              $           (2)          $           --
                                                ===============              ===============          ==============
Limited Partnership interests
   outstanding                                                                                                30,000


                          Indepro Property Fund I, L.P.
                 Consolidated Pro Forma Statement of Operations
                                   (Unaudited)
                      For the year ended December 31, 1996


                                                  Historical Data                          Pro Forma
                                                --------------------      -------------------------------------------
                                                                            Adjustments to          Indepro Property
                                                      Indepro               Historical Data           Fund I, L.P.
                                                     Property               for Sale of the           with Sale of
                                                   Fund I, L.P.             Brunswick Hotel          Brunswick Hotel
                                                   ------------             ---------------         -----------------
Income

Hotel revenues                                   $  4,550,037  i           $   (4,550,037)             $         --
Hotel cost of revenues                              1,765,771  j               (1,765,771)                       --
                                                 -------------             ---------------             -------------
Gross profit from hotel operations                  2,784,266                  (2,784,266)                       --
Investment income                                      40,019  k                   (1,889)                   38,130
                                                 -------------             ---------------             -------------
               Total Income                         2,824,285                  (2,786,155)                   38,130
                                                 -------------             ---------------             -------------


Expenses

Property operating expenses                         1,034,538  l               (1,034,538)                       --
Depreciation and amortization                           2,000  m                   (2,000)                       --
Real estate taxes                                     161,540  n                 (161,540)                       --
Administrative                                         74,462                          --                    74,462
Repairs and maintenance                                95,280  o                  (95,280)                       --
Insurance                                              58,211  p                  (58,211)                       --
Provision for doubtful accounts                        (3,093) q                    3,093                        --
Interest expense                                       42,491  r                  (42,491)                       --
                                                 -------------             ---------------             -------------
               Total Expenses                       1,465,429                  (1,390,967)                   74,462
                                                 -------------             ---------------             -------------

Net income (loss)                                $  1,358,856               $  (1,395,188)             $    (36,332)
                                                 =============              ==============             =============

Net income per Limited
  Partnership interest outstanding               $         45               $         (46)             $         (1)
                                                 =============              ==============             =============
Limited Partnership interests
   outstanding                                                                                               30,000












                                       7

                   Notes to Unaudited Pro Forma Balance Sheet



1.  Pro Forma Adjustments

         (a) To eliminate the investment in the Brunswick Hotel and Conference Center.
         (b) To reflect the net cash sales proceeds received from the sale of the Brunswick Hotel and Conference Center of $3,972,157, collection of receivables of $453,088 and payment of accrued liabilities of $89,246.
         (c) To eliminate accounts receivable related to the Brunswick Hotel and Conference Center.
         (d) To eliminate prepaid assets and inventory associated with the Brunswick Hotel and Conference Center.
         (e) To reflect the payment of the mortgage loan payable for the Brunswick Hotel and Conference Center.
         (f) To eliminate accrued liabilities associated with the Brunswick Hotel and Conference Center.
         (g) To eliminate advance deposits associated with the Brunswick Hotel and Conference Center.
         (h) To reflect the gain on disposition of the Brunswick Hotel and Conference Center.

              Notes to Unaudited Pro Forma Statements of Operations

1.  Pro Forma Adjustments

         (i) To eliminate room revenues and food and beverage income from the Brunswick Hotel and Conference Center.
         (j) To eliminate the cost of revenues associated with the Brunswick Hotel and Conference Center.
         (k) To eliminate interest income earned at the Brunswick Hotel and Conference Center.
         (l) To eliminate property operating expenses associated with the Brunswick Hotel and Conference Center.
         (m) To eliminate amortization of loan fees associated with the Brunswick Hotel and Conference Center.
         (n) To eliminate real estate taxes for the Brunswick Hotel and Conference Center.
         (o) To eliminate repair and maintenance expense for the Brunswick Hotel and Conference Center.
         (p) To eliminate insurance expense for the Brunswick Hotel and Conference Center.
         (q) To eliminate the allowance for doubtful accounts associated with the Brunswick Hotel and Conference Center.
         (r) To eliminate interest expense on Brunswick Hotel and Conference Center mortgage loan.
         (s) To eliminate property valuation allowance established on the Brunswick Hotel and Conference Center.

2.  Sale of the Brunswick Hotel and Conference Center

         The pro forma statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 do not include any loss that would have been recognized upon the sale of the Brunswick Hotel and Conference Center. The loss on the above mentioned transaction would have been $(246,037) at September 30, 1997.

                                   Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Indepro Property Fund I, L.P.
                                       -----------------------------
                                                (Registrant)


                                       By: /s/  Ronald M. Pappas
                                           ---------------------
                                                Ronald M. Pappas
                                                President

                                       By: /s/  Wayne L. Harris
                                           ---------------------
                                                Wayne L. Harris
                                                Vice President

                                       By: /s/  Ann M. Strootman
                                           ---------------------
                                                Ann M. Strootman
                                                Controller


Date: January 30, 1998











                                       9

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